EXHIBIT 10.58

CONFIDENTIAL

December 11, 2006

Chris Penland, Ph.D.

Cystic Fibrosis Foundation Therapeutics, Inc.

6931 Arlington Road

Bethesda, MD 20814

Dear Dr. Penland:

The purpose of this letter (“Letter”) is to amend the Study Funding Agreement, between the undersigned parties, dated June 17, 2003, as amended (the “Agreement”). By signing below, the undersigned parties agree to the following:

In Section 8.1(c) of the Agreement, [ * ] shall be replaced with [ * ].

All other terms and provisions of the Agreement shall remain unchanged and are in full force and effect.

HOLLIS-EDEN PHARMACEUTICALS, INC.

By:	/s/ Eric J. Loumeau	Date:	December 11, 2006
Eric J. Loumeau
Vice President, General Counsel

Agreed to and Acknowledged by:

CYSTIC FIBROSIS FOUNDATION THERAPEUTICS, INC.

By:	/s/ Robert J. Beall	Date:	December 14, 2006
Robert J. Beall, Ph.D.
President and CEO

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.